Exhibit 10.27

Merchandise License Agreement

"Licensor":             American Champion Media, Inc.
                        1694 The Alameda, Suite 100
                        San Jose, CA 95126
                        Contact:  Anthony Chan        Phone: (408) 288-8199
                                                        Fax: (408) 288-8098

 "Licensee":            Timeless Toys
                        1165 Chess Drive, Suite C
                        Foster City, CA 94404
                        Contact: Harold Nizamian      Phone: (650) 574-5480
                                                        Fax: (650) 574-3890

"Effective Date" of the Agreement is upon signing.

"Properties" are the following Characters or other trademarks: Kanga Roddy and all related characters seen in the Adventures with Kanga Roddy television program.

"Products" that Licensee is authorized to produce are non-articulated plush sizes 4.5" - 36", plush backpacks, plush fanny packs, plush hand puppets and plush key chains which bear the Properties.

"Trademarks" being licensed to Licensee are Kanga Roddy and all related characters.

"Territory" where Licensee can sell Products is United States and Canada.

"Distribution" is limited to department stores and specialty chains, (Discovery Channel, Learning Express, Nordstroms and Macy's). Mass market is excluded as well as FAO Schwartz and JC Penney.

"Advance Royalty" is $5,000 due upon contract execution.

"Earned Royalty" is 8% for Products shipped from a location inside the Territory and 10% for Products shipped FOB rate.

"Guaranteed Royalty" is $20,000.

"Initial Sale Date" is February 1, 1999.

"Term" of this agreement is from the Effective Date until January 31, 2001.

"Renewal": Option to renew for an additional two year period provided Licensee has generated in excess of $500,000 in royalties.

All Products and Advertising Materials will bear this notice:

In complete form:
Kanga Roddy is registered in the U.S. Patent and Trademark Office. Kanga Roddy and all related characters and indicia are trademarks of American Champion Media, Inc. Copyright 1998 American Champion Media, Inc. 1694 The Alameda, Suite 100, San Jose, CA 95126, U. S. A. All Rights Reserved. Or in short form
if space is limited:   Copyright 1998 American Champion Media

The parties have agreed to the terms of this Merchandise License Agreement contained above and on the following pages.

American Champion Media, Inc.               Timeless Toys

By:     /s/ Anthony K. Chan                 By:     /s/ Harold A. Nizamian
             (signature)                                   (signature)

            Anthony K. Chan                             Harold A. Nizamian
                (name)                                        (name)

        Chief Executive Officer                           President & CEO
                (title)                                       (title)

          December 23, 1998                              December 31, 1998
                (date)                                         (date)